SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A)
                OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting  Material  Pursuant  to  Section 240.14a-11(c) or
     Section 240.14a-12

                             ALTA GOLD CO.
     ------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)




     ------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------

     (3)   Per  unit  price   or   other  underlying   value   of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------

     (5)  Total fee paid:

     ------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------

     (3)  Filing Party:

     ------------------------------------------------------------

     (4)  Date Filed:

     ------------------------------------------------------------

                          ALTA GOLD CO.
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          JUNE 13, 1997

TO THE STOCKHOLDERS OF ALTA GOLD CO.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Alta Gold Co., a Nevada corporation (the "Company"), will be held on Friday, June 13, 1997 at 10:00 a.m., local time, at the St. Tropez Hotel located at 455 East Harmon Avenue, Las Vegas, Nevada 89109 (the "Annual Meeting" or "Meeting"), for the following purposes:

     1. To elect two (2) directors to serve for three year terms, or until their respective successors shall be duly elected or appointed.

     2. To approve an amendment to the Company's Articles of Incorporation to reflect a change in the address of the Company's principal office.

     3. To approve an amendment to the Company's Articles of Incorporation to name a resident agent and registered office as required under Nevada law.

     4. To approve an amendment to the Company's Articles of Incorporation to indemnify the Company's directors, officers, employees and agents to the fullest extent permitted by Nevada law, and to limit the personal liability of the Company's directors and officers.

     5. To approve stock options issued to certain executive officers of the Company.

     6.  To approve the adoption of the Company's 1996 Directors'
         Stock Option Plan.

     7.  To  approve the  adoption  of  the Company's 1997  Stock
         Option Plan.

     8. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     The Board of Directors has established April 25, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting, or any adjournment or postponement thereof.

     Stockholders are cordially invited to attend the Annual Meeting. Regardless of whether you expect to attend the Annual Meeting in person, we urge you to read the attached Proxy Statement and sign, date and mail the accompanying proxy card in the enclosed postage-prepaid envelope. It is important that your shares be represented at the Annual Meeting. If you receive more than one proxy card because your shares are registered in different names or addresses, each card should be completed and returned to assure that all of your shares are voted.

     A copy of the Company's 1996 Annual Report is enclosed herewith. Please take time to read this report.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Margo R. Bergeson
                              Secretary

Henderson, Nevada
April 30, 1997
-----------------------------------------------------------------
    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN Please indicate your voting instructions on the enclosed proxy card, date, and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.
                 PLEASE MAIL YOUR PROXY PROMPTLY
-----------------------------------------------------------------

                          ALTA GOLD CO.

                601 WHITNEY RANCH DRIVE, SUITE 10
                     HENDERSON, NEVADA 89014

                   ___________________________

                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD JUNE 13, 1997

                  _____________________________

                       GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Alta Gold Co. (the "Company") of proxies, in the enclosed form, for use at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting" or "Meeting") to be held on Friday, June 13, 1997, at 10:00 a.m., local time, at the St. Tropez Hotel, 455 East Harmon Avenue, Las Vegas, Nevada 89109. The purposes of the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The approximate date upon which this Proxy Statement, the enclosed proxy and the attached Notice of Annual Meeting of Stockholders are first being sent to stockholders is April 30, 1997. The Annual Report of the Company to its stockholders, which includes audited financial statements for the Company's fiscal year which ended December 31, 1996, is being mailed to stockholders of the Company simultaneously with this Proxy Statement. The Annual Report is not and should not be regarded as material for the solicitation of proxies or as a communication by means of which solicitation is made with respect to the Meeting.

     Proxies in the enclosed form will be effective if properly executed, returned to the Company prior to the Meeting, and not revoked. The common stock represented by each effective proxy will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR each matter specified in the accompanying Notice of Annual Meeting of Stockholders and, as to any other matters of business which properly come before the Meeting, will be voted by the named proxies as directed by the present Board of Directors.

     A stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering to the Secretary of the Company a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the Meeting and notifying the Company before any vote is taken. Any written notice revoking a proxy should be sent to the principal executive offices of the Company, addressed as follows: Alta Gold Co., 601 Whitney Ranch Drive, Suite 10, Henderson, Nevada 89014, Attention: Margo R. Bergeson, Secretary.

     Only stockholders of record at the close of business on April 25, 1997, are entitled to notice of and to vote at the Meeting. At the close of business on the record date, __________ shares of the Company's common stock, par value $0.001 per share, were issued and outstanding. Each share of the Company's common stock is entitled to one vote upon each matter presented to stockholders at the Meeting. No cumulative voting is authorized in connection with the election of directors.

     Votes withheld will be counted for purposes of determining the presence of a quorum for the transaction of business, but will have no legal effect. If a stockholder abstains from voting certain shares, such shares will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

However, for purposes of determining the outcome of any matter, abstentions will not be considered as votes cast with respect to a particular matter.

     The Company intends to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter, broker non-votes will not be considered as votes cast with respect to a particular matter.

     The entire cost of soliciting proxies for use at the Meeting will be borne by the Company. Following the initial solicitation of proxies by mail beginning on or about April 30, 1997, certain officers, directors and employees of the Company may solicit proxies by correspondence, telephone, telegraph, telecopy, other electronic means or in person, without extra compensation. The Company will pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy soliciting material to their principals. In addition, Morrow & Co., Inc., New York, New York, has been retained to assist the Company in the solicitation of proxies. Such solicitation may be made by mail, telecommunication or in person. The estimated aggregate cost of the services of Morrow & Co., Inc. for soliciting proxies for the Company is $4,000.

                          PROPOSAL ONE
                      ELECTION OF DIRECTORS

NOMINEES AND INFORMATION

     At the Annual Meeting, two directors to serve as Class III directors are to be elected. The Company's Articles of Incorporation provide for the classification of the Company's Board of Directors. The powers and responsibilities of each class of directors are identical. At each annual meeting of stockholders, successors elected to the director class then standing for election shall be elected for a three-year term expiring at the third annual meeting of stockholders following their election. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named as proxy holders in the enclosed proxy cards (Margo R. Bergeson and John A. Bielun) have advised the Company that, unless a contrary direction is indicated on the proxy card, they intend to vote for the nominees named below. They have also advised that in the event the nominees shall not be available for election, they will vote for the election of such substitute nominees as the Board of Directors may propose. The Board of Directors has no reason to believe that the nominees will be unavailable to serve on the Board.

     The name of the nominees and certain information about each of them is set forth below:


                                         YEAR FIRST ELECTED
     NAME                     AGE          AS A DIRECTOR
     ----                     ---          -------------
     Jack W. Kendrick          53              1995
     [             ]         [   ]            [    ]


     JACK W. KENDRICK was appointed as a director of the Company on September 15, 1995. Mr. Kendrick has thirty years experience in mining, chemical manufacturing, forest products and environmental remediation. Since 1982, Mr. Kendrick has been President of Bunker Limited Partnership, Kellogg, Idaho. He was President of The Bunker Hill Company from October 1979 to
November 1982, and Vice President - Finance from May 1977 to October 1979. From 1974 to 1977, he was Vice President - Finance of Lithium Corporation of America. Mr. Kendrick has served on numerous professional and civic boards including the Idaho Mining Association and the Associated Taxpayers of Idaho.

     [To be inserted]

STOCKHOLDER VOTE REQUIRED

     Election of the nominees to the Board of Directors requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at the Meeting.

     THE   BOARD   OF   DIRECTORS  UNANIMOUSLY  RECOMMENDS   THAT
STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES AS  SET  FORTH
IN PROPOSAL ONE ABOVE.

                          PROPOSAL TWO
         AMENDMENT TO  THE COMPANY'S ARTICLES OF INCOR-
           PORATION TO REFLECT A CHANGE IN THE ADDRESS
                OF THE COMPANY'S PRINCIPAL OFFICE

     The Board of Directors adopted a resolution proposing to amend Article Second of the Company's Articles of Incorporation to reflect a change in the address of the Company's principal office. The proposed amendment will be submitted to the stockholders for approval at the Annual Meeting in substantially the following form:

          SECOND:   The principal office of the corporation shall
          be located in Henderson, Nevada, with the following mailing address:

                         Alta Gold Co.
                         601 Whitney Ranch Drive, Suite 10
                         Henderson, Nevada 89014

     The  Company's  principal  office  has  been  located at the
above-referenced  address  since  November  1993.   The  proposed
amendment will not affect any rights of the existing stockholders of the Company.

STOCKHOLDER VOTE REQUIRED

     Approval of the proposed amendment to Article Second of the Company's Articles of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at the Annual Meeting.

     THE   BOARD   OF   DIRECTORS  UNANIMOUSLY  RECOMMENDS   THAT
STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT SET FORTH  IN
PROPOSAL TWO ABOVE.

                         PROPOSAL THREE
          AMENDMENT TO THE COMPANY'S ARTICLES OF INCOR-
             PORATION TO NAME A RESIDENT AGENT AND A
                REGISTERED OFFICE OF THE COMPANY
                  AS REQUIRED UNDER NEVADA LAW

     The  Board of Directors adopted a resolution to add  Article
Eleventh to the Company's Articles of Incorporation to name a resident agent and a registered office of the Company as required under Nevada law. The proposed amendment will be submitted to the stockholders for approval at the Annual Meeting in substantially the following form:

          ELEVENTH:   The  name  and  address  of   the
          corporation's resident agent for  service  of
          process  is Kummer Kaempfer Bonner & Renshaw,
          Seventh  Floor,  3800 Howard Hughes  Parkway,
          Las  Vegas,  Nevada.   The  location  of  the
          corporation's registered office in the State of Nevada is Seventh Floor, 3800 Howard
          Hughes Parkway, Las Vegas, Nevada.

     Nevada law provides that every corporation must have a resident agent for service of process who resides or is located in the State of Nevada. The street address of the resident agent is the registered office of the corporation in the State of Nevada. All legal process and any demand or notice authorized by law to be served upon a corporation may be served upon the resident agent. A corporation that fails or refuses to comply with the above-referenced requirements may be subject to a fine of no more than $500. The proposed amendment will not affect any rights of the existing stockholders of the Company.

STOCKHOLDER VOTE REQUIRED

     Approval of the proposed addition of Article Eleventh to the Company's Articles of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at the Annual Meeting.

     THE   BOARD   OF   DIRECTORS  UNANIMOUSLY  RECOMMENDS   THAT
STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT AS SET  FORTH
IN PROPOSAL THREE ABOVE.

                          PROPOSAL FOUR
     AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
     INDEMNIFY THE COMPANY'S DIRECTORS, OFFICERS, EMPLOYEES
          AND AGENTS TO THE FULLEST EXTENT PERMITTED BY
           NEVADA LAW, AND TO LIMIT THE PERSONAL LIA-
                BILITY OF DIRECTORS AND OFFICERS

     The Board of Directors adopted a resolution to add Article Twelfth and Article Thirteenth to the Company's Articles of Incorporation to indemnify the Company's directors, officers, employees and agents to the fullest extent permitted by Nevada law, and to limit the personal liability of the Company's directors and officers for damages arising from a breach of fiduciary duty as permitted under Nevada law. The proposed amendments will be submitted to the stockholders for approval at the Annual Meeting in substantially the following form:

          TWELFTH:  Every person who was or is a  party
          to,  or is threatened to be made a party  to,
          or   is  involved  in  any  action,  suit  or
          proceeding,    whether    civil,    criminal,
          administrative or investigative, by reason of
          the  fact that he, or a person of whom he  is
          the   legal  representative,  is  or  was   a
          director, officer, employee or agent  of  the
          corporation,  or  is or was  serving  at  the
          request  of  the corporation as  a  director,
          officer,   employee  or  agent   of   another
          corporation,  or  as  its  representative  in
          another   corporation,   partnership,   joint
          venture, trust or other enterprise, shall  be
          indemnified and held harmless to the  fullest
          extent legally permissible under the laws  of
          the State of Nevada from time to time against
          all  expenses, liability and loss  (including
          attorneys' fees, judgments, fines and amounts
          paid  or to be paid in settlement) reasonably
          incurred  or  suffered by him  in  connection
          therewith.   Such  right  of  indemnification
          shall  be  a  contract  right  which  may  be
          enforced  in  any  manner  desired  by   such
          person.    The   expenses  of  officers   and
          directors  incurred in defending a  civil  or
          criminal action, suit or proceeding  must  be
          paid  by the corporation as they are incurred
          and  in  advance of the final disposition  of
          the  action, suit or proceeding, upon receipt
          of  an  undertaking by or on  behalf  of  the
          director or officer to repay the amount if it
          is   ultimately  determined  by  a  court  of
          competent   jurisdiction  that  he   is   not
          entitled   to   be   indemnified    by    the
          corporation.   Such right of  indemnification
          shall  not  be exclusive of any  other  right
          which    such    directors,    officers    or
          representatives   may   have   or   hereafter
          acquire, and, without limiting
          the generality of  such statement, they shall
          be entitled  to  their  respective  rights of
          indemnification under any by-laws, agreement,
          vote   of  stockholders, provision of law, or
          otherwise, as well as their rights under this Article.

          Without  limiting  the  application  of   the
          foregoing, the Board of Directors  may  adopt
          by-laws  from  time to time with  respect  to
          indemnification, to provide at all times  the
          fullest indemnification permitted by the laws
          of  the  State of Nevada, and may  cause  the
          corporation   to   purchase   and    maintain
          insurance    or    make    other    financial
          arrangements on behalf of any person  who  is
          or   was   a  director  or  officer  of   the
          corporation,  or  is or was  serving  at  the
          request  of  the corporation as  director  or
          officer  of another corporation,  or  as  its
          representative   in   a  partnership,   joint
          venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

          The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

          THIRTEENTH:   A  director or officer  of  the
          corporation shall not be personally liable to
          this  corporation  or  its  stockholders  for
          damages  for breach of fiduciary  duty  as  a
          director  or officer, but this Article  shall
          not  eliminate  or limit the liability  of  a
          director or officer for (i) acts or omissions
          which  involve intentional misconduct,  fraud
          or  a  knowing violation of law, or (ii)  the
          unlawful   payment  of  distributions.    Any
          repeal or modification of this Article by the
          stockholders  of  the  corporation  shall  be
          prospective  only,  and shall  not  adversely
          affect   any   limitation  on  the   personal
          liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

     Nevada law permits corporations to indemnify its directors, officers, employees and agents if such director, officer, employee or agent (i) acted in good faith, (ii) acted in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and (iii) with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. Nevada law also permits corporations to include a provision in their articles of incorporation limiting or eliminating the personal liability of a director or officer to the corporation or its stockholders for damages for breach of fiduciary duty. Such provision, however, must not limit or eliminate the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distributions in violation of law.

     The effect of the adoption of the proposed amendments will be to provide significant protections to the individuals who serve as directors and officers of the Company, and to encourage individuals possessing skills and abilities required by the Company in conducting its business to continue to serve in such positions and offices and to continue to attract qualified individuals to serve in such positions and officers. In the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the federal securities laws is against public policy and therefore unenforceable.

     The amendments are not being proposed in response to any specific resignation or refusal to serve by any director or officer or potential director or officer, and the Company has not experienced any difficulties in attracting or retaining directors and officers. The Company is not aware of any pending or threatened claim that would be covered by the proposed indemnity amendment, or of any damages arising from a breach of fiduciary duty of a director or officer that would be covered by the liability amendment to the Company's Articles of Incorporation. Moreover, the Company has and will continue to maintain insurance coverage for its directors and officers.

STOCKHOLDER VOTE REQUIRED

     Approval of the proposed additions of Article Twelfth and Article Thirteenth to the Company's Articles of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at the Annual Meeting.

     THE   BOARD   OF   DIRECTORS  UNANIMOUSLY  RECOMMENDS   THAT
STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS AS SET FORTH
IN PROPOSAL FOUR ABOVE.

                          PROPOSAL FIVE
           RATIFICATION AND APPROVAL OF STOCK OPTIONS
              ISSUED TO CERTAIN EXECUTIVE OFFICERS

INTRODUCTION

     In October 1995, pursuant to employment agreements approved by the Board of Directors, the Company granted options to purchase a total of 585,000 shares of common stock of the Company to three executive officers: Robert N. Pratt, John A. Bielun and James S. Goff. See "Compensation of Executive Officers - Employment Contracts." Although stockholder approval is not required under Nevada law for the grant of options, stockholder approval is required under the rules of The Nasdaq Stock Market for the grant of common stock (including options to purchase common stock) above certain threshold amounts to directors or officers. In accordance with the rules of The Nasdaq Stock Market, the Company hereby submits for stockholder ratification and approval at the Annual Meeting the grant of options to the three executive officers. None of the options has been exercised. The executive officers have agreed not to exercise, sell or otherwise dispose of any of the options until the stockholders have approved of such grants.

SUMMARY OF OPTIONS

     The table below sets forth the number, exercise price and expiration date of options granted to the three executive officers, and the value of unexercised in-the-money options at March 31, 1997:


                                                                                VALUE OF UNEXERCISED IN-THE-MONEY
                                                                                            OPTIONS AT
                                                                                        MARCH 31, 1997 ($)
                                                                                ---------------------------------

                               NUMBER OF
                              SECURITIES
                              UNDERLYING    EXERCISABLE OR
                               OPTIONS        BASE PRICE      EXPIRATION
NAME AND PRINCIPAL POSITION    GRANTED(#)      ($/SH)<F1>        DATE       EXCERCISABLE<F2>   UNEXERCISABLE<F2>
-----------------------------------------------------------------------------------------------------------------
Robert N. Pratt                 375,000<F3>       0.75        06/09/2005         [    ]              [    ]
 President and Chief
 Executive Officer


John A. Bielun                  120,000<F4>       0.75        06/09/2005         [    ]              [    ]
 Senior Vice President
 and Chief Financial
 Officer

James S. Goff                    90,000<F5>       0.75        10/15/2005         [    ]              [    ]
 Vice President of
 Engineering and
 Construction
-----------------------------------------------------------------------------------------------------------------

<F1>The  last reported sale price of the  Company's common  stock on October 15, 1995, the date of grant for Messrs. Pratt and Goff, was $1.25, and on October 19, 1995, the date of grant for Mr. Bielun, was $1.1875.

                               7


<F2>Based on the last reported sale price of the Company's common stock of $_____  per share on the Nasdaq National Market on March
31, 1997, minus the exercise price of "in-the-money" options.

<F3>One  third  of  the  option vests each year over a three-year period, with the first one-third installment representing 125,000 shares vesting on October 15, 1996; provided, that Mr. Pratt has agreed not to exercise, sell or otherwise dispose of the options until the stockholders have approved such grant.

<F4>One  third  of  the  option vests each year over a three-year period, with the first one-third installment representing 40,000 shares vesting on October 19, 1996; provided, that Mr. Bielun has agreed not to exercise, sell or otherwise dispose of the options until the stockholders have approved of such grant.

<F5>One  third  of  the  option vests each year over a three-year period, with the first one-third installment representing 30,000 shares vesting on October 15, 1996; provided, that Mr. Goff has agreed not to exercise, sell or otherwise dispose of the options until the stockholders have approved of such grant.


STOCKHOLDER VOTE REQUIRED

     Ratification and approval of the options granted to the three executive officers of the Company requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at the Annual Meeting.

     THE   BOARD   OF   DIRECTORS  UNANIMOUSLY  RECOMMENDS   THAT
STOCKHOLDERS  VOTE  FOR THE RATIFICATION AND  APPROVAL  OF  STOCK
OPTIONS  ISSUED TO THE THREE EXECUTIVE OFFICERS AS SET  FORTH  IN
PROPOSAL FIVE ABOVE.

                          PROPOSAL SIX
               APPROVAL OF THE ALTA GOLD CO. 1996
                  DIRECTORS' STOCK OPTION PLAN

INTRODUCTION

     On December 13, 1996, the Board of Directors adopted the Alta Gold Co. 1996 Directors' Stock Option Plan (the "Directors' Plan"), subject to stockholder approval at the Annual Meeting. The Directors' Plan provides for the granting of stock options ("Options") to non-employee directors of the Company. A copy of the Directors' Plan is attached to this Proxy Statement as Appendix A. The following is a brief summary of the Directors' Plan, which is qualified in its entirety by reference to Appendix A.

SUMMARY OF THE DIRECTORS' PLAN

     PURPOSE. The Directors' Plan is intended to promote the long-term interests of the Company and its stockholders by encouraging and enabling members of its Board of Directors who are not officers or employees of the Company or any of its subsidiaries, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its common stock through the exercise of Options.

     ADMINISTRATION. The Directors' Plan will be administered by a committee of the Board of Directors, consisting of not less than two directors of the Company, who are selected by, and serve at the pleasure of, the Board of Directors. The Board of Directors has appointed the Compensation Committee to administer the Directors' Plan. The Compensation Committee is currently comprised of Mr. Mueller, Dr. Henrie and Mr. Ino. See "Board of Director Meetings and Committees." The Compensation Committee will have no discretion to determine or vary any matters which are fixed under the terms of the Directors' Plan, including, without limitation, which individuals shall receive Option awards, how many shares of the Company's common stock will be subject  to  each such Option award, what the exercise  price  of common stock covered by an Option will be, and what means of payment will be acceptable. The Compensation Committee otherwise will have the authority to interpret the Directors' Plan and to make all determinations necessary or advisable for its administration. All decisions of the Compensation Committee will be subject to approval by the Board of Directors.

     ELIGIBILITY. Only non-employee directors will be eligible for participation in the Directors' Plan. Directors who retire as employees will be considered to be non-employee directors for that portion of the year that they no longer serve as an employee of the Company. At December 31, 1996, the Company had six non-employee directors.

     EFFECTIVE DATE.  Options may be granted under the Directors'
Plan during its ten-year term, commencing on December 13, 1996.

     COMMON STOCK Subject to the Directors' Plan. The Directors' Plan provides that the total number of shares of common stock of the Company which may be granted as Options shall not exceed 300,000 shares. The number of shares of common stock of the Company subject to the Directors' Plan will be subject to adjustment for any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination, exchange or other similar change in the capital structure of the Company. Options granted under the Directors' Plan are intended to be designated as non-qualified stock options or options not qualified as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     GRANT OF OPTIONS. Awards of Options will be granted to non-employee directors on December 31 of each year. Options will be to purchase 5,000 shares of common stock of the Company for a non-employee director who served on the Board of Directors the entire year prior to the date of grant; and for a non-employee director who served on the Board of Directors less than the entire year prior to the date of grant, the Option will be to purchase a reduced amount which reflects that portion of the year for which the non-employee director served on the Board of Directors. The number of shares of common stock of the Company which may be purchased under an Option is subject to adjustment for any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination, exchange or other similar change in the capital structure of the Company.

     EXERCISE PRICE. Options granted under the Directors' Plan will have an exercise price equal to the fair market value of the shares of common stock underlying the Options on the date such Options are granted. The fair market value per share will be the last reported sale price of the common stock on the Nasdaq National Market on the date of grant, or on such other stock exchange that the common stock may be listed from time to time. Options will be exercisable by payment of the exercise price in full (i) in cash, (ii) in shares of common stock, including common stock underlying the Options being exercised, having a fair market value equal to such exercise price, or (iii) any combination of cash and shares of common stock, including common stock underlying the Options being exercised. The last reported sale price of common stock of the Company on the Nasdaq National Market on March 31, 1997 was $________ per share.

     EXERCISE PERIOD. Options granted under the Directors' Plan will be exercisable upon the date of grant. Except in special circumstances, Options will expire upon the earlier of (i) the tenth anniversary of the date of grant, (ii) three months after the non-employee director ceases to be a director other than by reason of death, or (iii) two years after the non-employee director ceases to be a director by reason of death.

     NON-TRANSFERABILITY OF OPTIONS. Options granted under the Directors' Plan will not be transferable, other than by will or the laws of descent or distribution, and Options will be exercisable only by the non-employee director during the lifetime of such non-employee director.

     AMENDMENT OF THE DIRECTORS' PLAN. The Board of Directors may terminate or amend the Directors' Plan at any time; provided, however, the provisions of Section 5 pertaining to the amount of Options to be granted and the timing of such Option grants and the provisions of Paragraph 6.1 pertaining to the Option price of the common stock under an Option, shall not be amended more than once every six months, other than to conform to changes in the Internal Revenue Code of 1986, as amended, or the rules thereunder. Without the approval of the holders of a majority of the outstanding shares of common stock; the total number of shares that may be sold, issued or transferred under the
Directors' Plan may not be increased (except by adjustment pursuant to Section 7); the provisions of Section 3 regarding eligibility may not be modified; the exercise price at which shares may be offered pursuant to Options may not be reduced (except by adjustment pursuant to Section 7); the expiration date of the Directors' Plan may not be extended; and no change may be made which would cause the Plan not to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended
from  time  to  time.   No
amendment of the Directors' Plan may adversely affect any Options previously granted under the Directors' Plan without the consent of the holder of such Options.

NEW PLAN BENEFITS

     The table below sets forth the number, exercise price and expiration date of the Options that will be received by all directors  who  are not executive officers as  a  group,  if  the
Directors' Plan is approved by the stockholders. None of the three named executive officers or other executives or employees of the Company are eligible to participate in the Directors' Plan.

         ALTA GOLD CO. 1996 DIRECTORS' STOCK OPTION PLAN


                                                                                VALUE OF UNEXERCISED IN-THE-MONEY
                                                                                            OPTIONS AT
                                                                                        MARCH 31, 1997 ($)
                                                                                ---------------------------------
                               NUMBER OF
                              SECURITIES
                              UNDERLYING    EXERCISABLE OR
                               OPTIONS        BASE PRICE      EXPIRATION
NAME AND PRINCIPAL POSITION    GRANTED(#)      ($/SH)<F1>        DATE       EXCERCISABLE<F2>   UNEXERCISABLE<F3>
-----------------------------------------------------------------------------------------------------------------
All directors who are not       30,000<F4>        3.53        12/31/2006         [    ]              [    ]
officers as a group
(6 persons)
-----------------------------------------------------------------------------------------------------------------

<F1>The exercise price is  the last  reported  sale  price of the
Company's  common  stock  on  the  Nasdaq   National  Market   on
December 31,  1996, or $3.53 per share.

<F2>Options  granted under  the  Directors' Plan will  expire  on the earlier of (i) December 31, 2006; (ii) three months after the non-employee director ceases to be a director other than by reason of death; or (iii) two years after the non-employee director ceases to be a director by reason of death.

<F3>Based on the last reported sale price of the Company's common stock of $____ per share on March 31, 1997, minus the exercise price of "in-the-money" Options.

<F4>This  amount  includes  5,000  shares  of common stock of the
Company underlying each Option granted under the Directors' Plan on December 31, 1996 to the six non-employee directors, including Messrs. Gilges, Henrie, Ino, Keily, Kendrick and Mueller.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Company believes that the grant of Options under the Directors' Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of Options generally will be long-term or short-term capital gain or loss, depending on the holding period of the shares.

STOCKHOLDER VOTE REQUIRED

     Approval of the Directors' Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at the Annual
Meeting.

     THE   BOARD   OF   DIRECTORS  UNANIMOUSLY   RECOMMEND   THAT
STOCKHOLDERS  VOTE  FOR THE APPROVAL OF THE ALTA  GOLD  CO.  1996
DIRECTORS' STOCK  OPTION PLAN AS SET FORTH IN PROPOSAL SIX  ABOVE
AND ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

                         PROPOSAL SEVEN
      APPROVAL OF THE ALTA GOLD CO. 1997 STOCK OPTION PLAN

INTRODUCTION

     On March 7, 1997, the Board of Directors adopted the Alta Gold Co. 1997 Stock Option Plan (the "1997 Plan"), subject to stockholder approval at the Annual Meeting. The 1997 Plan provides for the granting of stock options ("Options") to employees (whether or not officers) and to certain consultants of the Company. Options under the 1997 Plan are intended to be designated as either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options which are not incentive stock options. A copy of the 1997 Plan is attached to this Proxy Statement as Appendix B. The following is a brief summary of the 1997 Plan, which is qualified in its entirety by reference to Appendix B.

SUMMARY OF THE 1997 PLAN

     PURPOSE. The purposes of the 1997 Plan are to provide an equity and financial incentive to enable the Company to retain valuable employees, to attract new employees, to obtain the services of consultants, to encourage the sense of proprietorship of such person in the Company, and to stimulate the active interest of such persons in the development and financial success of the Company.

     ADMINISTRATION. The Plan will be administered by a committee of the Board of Directors (the "Committee"), consisting of not less than two members of the Board of Directors. No member of the Committee will be eligible to receive Options under the 1997 Plan while serving as a member of the Committee. The Board of Directors has appointed the Compensation Committee to administer the 1997 Plan. The Compensation Committee is currently comprised of Mr. Mueller, Dr. Henrie and Mr. Ino. The Committee will have the authority, without further approval of the Board of Directors, to designate those persons who will receive Options pursuant to the 1997 Plan, to grant Options pursuant to the 1997 Plan, to determine whether Options granted under the 1997 Plan will be incentive stock options or non-incentive stock options, to establish the dates upon which Options granted pursuant to the 1997 Plan will be exercisable, to establish the exercise price of the Company's common stock which is subject to Options granted pursuant to the 1997 Plan, and to interpret the provisions and supervise the administration of the 1997 Plan.

     ELIGIBILITY. The persons who will be eligible to receive incentive stock options under the 1997 Plan will be full or part-time employees (including officers, whether or not they are directors) of the Company, or of its subsidiaries, as the Committee shall select from time to time. Except on certain conditions, an employee who owns more than ten percent of the outstanding common stock of the Company is not eligible to receive incentive stock options under the 1997 Plan. The persons who will be eligible to receive non-incentive stock options under the 1997 Plan will be employees of the Company, or consultants or advisors of the Company who perform substantial services for or on behalf of the Company or any of its subsidiaries and affiliates, all as the Committee shall select from time to time. The Committee has not made any recommendations or proposals concerning the grant of Options under the 1997 Plan to any person, and none of the common stock of the Company which will be subject to the 1997 Plan has been reserved for issuance to any person. Accordingly, it is not presently possible to determine the amount of Options which any employee, consultant or advisor of the Company will receive under the 1997 Plan. At December 31, 1996, the Company had approximately 125 employees.

     EFFECTIVE DATE. Options may be granted under the 1997 Plan during its ten-year term, commencing on March 7, 1997.

     COMMON STOCK SUBJECT TO THE 1997 PLAN. The 1997 Plan provides that the total number of shares of common stock of the Company which may be granted as Options shall not exceed 1,000,000 shares. The number of shares of common stock of the Company subject to the 1997 Plan will be subject to adjustment for any stock dividend or split, recapitalization, merger, consolidation spin-off, reorganization, combination, exchange or other similar change in the capital structure of the Company.

     EXERCISE PRICE. Options granted under the 1997 Plan will have an exercise price not less than the fair market value of the shares of common stock of the Company underlying the Options on the date such Options are granted. The fair market value per share will be equal to the last reported sale price of the common stock on the Nasdaq National Market on the date of grant, or on such other stock exchange that the common stock may be listed from time to time. Options will be exercisable by payment of the exercise price in cash, or by the deliver to the Company of such other form of consideration as determined by the Committee and as permitted by applicable law, including shares of common stock underlying the Option being exercised.

     EXERCISE PERIOD. Options granted under the 1997 Plan will be exercisable pursuant to a vesting schedule and other terms or conditions as the Committee may, in its sole discretion, determine and approve. If the optionee ceases to be employed or associated by the Company for any reason except disability, death or termination for cause, Options granted to such optionee, to the extent vested upon such date, will be exercisable at any time within three months after such cessation of employment. If an optionee's employment or association is terminated for cause, all rights under any and all Options will expire concurrent with said termination. If the optionee shall die or become disabled while in the employ or association of the Company, the Options may be exercised, to the extent vested upon such date, at any time within twelve months after the optionee's death or disability.

     INCENTIVE STOCK OPTIONS. The Committee may designate all or any part of an option granted to employees of the Company under the Plan as an incentive stock option, within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. In the event such designation is made, additional restrictions shall apply to the grant and exercise of such options. An incentive stock option granted to an employee owning shares of the Company possessing more than 10% of the total combined voting power of all shares of the Company must be exercised, if at all, within five years from the date of the grant of such option, and the exercise price for such option must be equal to no less than 110% of the fair market value of the common shares of the Company covered by such option upon the date of grant. In addition, the aggregate fair market value (determined as of the date of grant) of common shares subject to incentive stock options which are granted to any one employee, and which first become exercisable during any calendar year, may not exceed $100,000.

     NON-TRANSFERABILITY OF OPTIONS.  Options granted  under  the
1997 Plan will not be transferable, other than by will or the laws of descent and distribution, and Options will be exercisable only by the optionee during the lifetime of such optionee.

     AMENDMENT OF THE 1997 PLAN. The Board of Directors will have the power to suspend or discontinue the Plan, or to amend the Plan from time to time in such respects as it deems advisable, except that the approval of the Company's stockholders will be required in respect of any amendment which would (i) change the number of the Company's common stock which are subject to the 1997 Plan, (ii) change the designation of the class of persons eligible to receive Options under the 1997 Plan, (iii) decrease the price at which Options may be granted under the 1997 Plan, or (iv) remove the administration of the 1997 Plan from the Committee. Each Option granted under the 1997 Plan will be evidenced by a written agreement between the Company and the optionee.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS. The Company believes that with respect to incentive stock options granted under the 1997 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the incentive stock option was granted and one year from the receipt of the shares pursuant to the exercise of the incentive stock option, he will generally recognize long-term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an incentive stock option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long-term or short-term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an incentive stock option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive stock option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     NON-INCENTIVE STOCK OPTIONS. The Company believes that the grant of non-incentive stock options under the 1997 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of non-incentive stock options generally will be long-term or short-term capital gain or loss, depending on the holding period of the shares.

STOCKHOLDER VOTE REQUIRED

     Approval of the 1997 Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at the Annual Meeting.

     THE   BOARD   OF   DIRECTORS  UNANIMOUSLY  RECOMMENDS   THAT
STOCKHOLDERS  VOTE  FOR THE APPROVAL OF THE ALTA  GOLD  CO.  1997
STOCK  OPTION  PLAN  AS  SET FORTH IN PROPOSAL  SEVEN  ABOVE  AND
ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B.

                DIRECTORS AND EXECUTIVE OFFICERS

     The following table lists the names, ages and positions held by all directors and executive officers of the Company as of March 31, 1997. The Board of Directors is separated into three classes, each of which is elected in sequential years for three-year terms. Directors serve until the next annual meeting of stockholders at which members of their class are elected and until their successors have been duly elected or appointed. Executive officers serve at the discretion of the Board of Directors. There are no family relationships among any directors or executive officers of the Company.


                                                        YEAR FIRST ELECTED
NAME                       AGE     POSITIONS               OR APPOINTED
----                       ---     ---------               ------------
Robert N. Pratt<F1>         66     Chairman of the Board,       1992
                                     Chief Executive
                                     Officer, President

Ralph N. Gilges<F1>         59     Director                     1993

Thomas A. Henrie<F1>        74     Director                     1992

Iwao Ino<F2>                69     Director                     1989

John A. Keily<F3>           60     Director                     1992

Jack W. Kendrick<F4>        53     Director                     1995

Thomas D. Mueller<F2>       57     Director                     1994

John A. Bielun              45     Senior Vice President        1992
                                     and Chief Financial
                                     Officer

                               13


James S. Goff               65     Vice President of            1992
                                     Engineering and
                                     Construction

Brian K. Jones              45     Vice President of            1995
                                     Exploration

Margo R. Bergeson           43     Secretary                    1994

<F1>Serves in Class I of the Board, which class shall be eligible for nomination and election at the 1998 Annual Meeting of stockholders.

<F2>Term as a director of the Company expires on the date of  the
Annual Meeting.

<F3>Serves  in  Class II  of  the  Board,  which  class  shall be eligible for nomination and election at the 1999 Annual Meeting of stockholders.

<F4>Serves  in  Class  III  of the  Board,  which  class shall be eligible for nomination and election at the Annual Meeting.


BUSINESS BIOGRAPHIES

     ROBERT N. PRATT has served as Chairman of the Board, Chief Executive Officer and President of the Company since January 1992, and as a director since July 1987. From October 1987 to October 1990, Mr. Pratt was President and Chief Operating Officer of Bonneville Pacific Corporation. Mr. Pratt was also President of White River Shale Oil Corporation from 1981 to 1985. From 1979 to 1981, he was Senior Vice President of Marketing and Refining of Kennecott Copper Corporation. He held additional titles of General Manager of its Utah Copper Division from 1976 to 1979, and President of Kennecott Sales Corporation from 1972 to 1976. Mr. Pratt is a former Director of the Salt Lake City Branch of the Federal Reserve Bank of San Francisco.

     RALPH N. GILGES has served as a director of the Company since June 1993. Mr. Gilges has over 30 years of experience in mining and manufacturing. Since April 1992, Mr. Gilges has been President and owner of Airdale Pet Services, Inc. and Pet Management of Indiana, Inc. From 1982 to 1991, he was employed by Golden Cat Corporation where he held various titles, including Vice Chairman and Executive Vice President of Operations and Administration. From 1977 to 1982, Mr. Gilges was Vice President-Metallurgy of Bunker Hill Company. He held various titles with Kennecott Copper Corporation from 1974 to 1977, and with Roan Consolidated Mines, Ltd. from 1960 to 1974. Mr. Gilges has also served on the Advisory Board of the College of Mines and Earth Resources-University of Idaho.

     DR. THOMAS A. HENRIE has served as a director of the Company since May 1992. Since 1985, Dr. Henrie has been a principal of The Henrie Group, Salt Lake City, Utah, a firm which provides metallurgical consulting services. Dr. Henrie is a former Chief Scientist, Acting Director, Deputy Director and Associate Director of Mineral and Material Research and Development at the United States Bureau of Mines. Dr. Henrie has authored numerous technical reports and holds fifteen patents in the field of extractive metallurgy. He has served as Chairman of the Extractive Metallurgy Division of the American Institute of Mining Engineers ("AIME"), Vice President of the AIME and the President of the Metallurgical Society.

     IWAO INO has served as a director of the Company since November 1989. Mr. Ino was a director of Pacific Silver Corporation from October 1986 to November 1989. Since 1985, Mr. Ino has been employed as a principal of Makaloa Consultants, Inc., Honolulu, Hawaii. From 1962 to 1987, he was an Agency Manager for Equitable Life Assurance Society.

     JOHN A. KEILY has served as a director of the Company since March 1992. Mr. Keily has over 30 years of experience in managing mining and manufacturing. From May 1990 to December 1990, he served as Vice President of Operations of the Company. Mr. Keily was Chief Operations Officer of Bond International Gold from 1988 to 1990, and President of Gulf Minerals Canada and Vice President of Pittsburgh & Midway Coal Company from 1982 to 1988.

     JACK  W.  KENDRICK has served as a director of  the  Company since September 1995.  Mr. Kendrick has 30 years of experience in mining, chemical manufacturing, forest products and environmental
remediation.   Since

1982, Mr. Kendrick has been President of Bunker Limited Partnership, Kellogg, Idaho. He was President of The Bunker Hill Company from October 1979 to November 1982, and Vice President
- Finance from May 1977 to October 1979. From 1974 to 1977, he was Vice President - Finance of Lithium Corporation of America. Mr. Kendrick has served on numerous professional and civic boards including the Idaho Mining Association and the Associated Taxpayers of Idaho.

     THOMAS D. MUELLER has served as a director of the Company since June 1994. Mr. Mueller has served as President of Crown Technology Corporation, [city, state], since 1974. Since 1984, he has also served as President of both Klemm Products Co. and Central Compounding Company, each in Lake Bluff, Illinois. He holds a Doctor of Jurisprudence degree from the Loyola University of Chicago College of Law.

     JOHN A. BIELUN has served as Vice President of Finance and Administration of the Company since October 1992 until he was promoted to Senior Vice President and Chief Financial Officer in June 1995. He was Vice President of Finance of Allegheny & Western Energy Corporation and President of a wholly-owned subsidiary from May 1989 to October 1992. From November 1987 to April 1989, Mr. Bielun was the Director of Finance and Administration of Burger Boat Company, Inc. Previous employment includes positions with Sun Company, White River Shale Oil Corporation (a Sun Company joint venture) and the Penn Central Corporation. Mr. Bielun is a certified public accountant.

     JAMES S. GOFF has served as Vice President of Engineering and Construction of the Company since April 1992. From 1986 to 1992, Mr. Goff was Vice President of Engineering and Construction of Bonneville Pacific Corporation. Prior to that, Mr. Goff was Construction Manager for White River Shale Oil Corporation and Manager of Construction-USA for Eaton Corporation. From 1974 to 1979, Mr. Goff worked for Davy McKee, Inc. as the General Manager in charge of the engineering and construction of Kennecott Copper Corporation's Utah smelter project.

     BRIAN K. JONES has served as Vice President of Exploration of the Company since February 1995. Mr. Jones has over 20 years of experience in mineral exploration in North and South America. Mr. Jones has been a consulting geologist of the Company, and Chief Geologist since 1993. Since 1988, Mr. Jones has been an independent consultant in the mining industry for clients including Hecla Mining Company, Kennecott Copper Corporation and BHP-International. Previous employment includes positions with Bear Creek Mining Company and Exxon Minerals Company.

     MARGO R. BERGESON has served as the Director-Investor and Public Relations, the Director-Human Resources and Assistant
Secretary of the Company since September 1993, and Secretary since September 1994. From April 1989 to March 1993, she was employed by Bonneville Pacific Corporation in Investor Relations and later as Manager of Public Relations, Manager Human Resources and Secretary of its wholly-owned subsidiary, Recomp, Inc. Ms. Bergeson's background also includes service with White River Shale Oil Corporation, IBM, and several years as an independent business owner.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies.

     Based on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during 1996 all filing requirements under Section 16(a) were complied with, except that one report covering the sale of 15,000 shares of Common Stock of the Company was inadvertently filed late by Mr. Mueller.

            BOARD OF DIRECTOR MEETINGS AND COMMITTEES

     The entire Board of Directors met four times during the year ended December 31, 1996 and each incumbent director attended at least 75% of the board meetings and committee meetings held for committees of which each was a member. The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. Mr. Pratt is the only director who is an employee of the Company.

     The AUDIT COMMITTEE met twice during 1996. The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) the review of the Company's internal control system; (4) the review of the Company's annual financial report to stockholders; and (5) the review of applicable interested party transactions. The Audit Committee is comprised of Messrs. Kendrick (Chairman), Gilges and Keily. No member of the Audit Committee is an officer of the Company.

     The COMPENSATION COMMITTEE met twice during 1996. The Compensation Committee makes recommendations to the Board of Directors concerning specific and general matters of management compensation. The Compensation Committee reviews management compensation policies and practices, determines incentive compensation awards and officer salary adjustments. The Compensation Committee will also serve as the administrators of the 1996 Directors' Stock Option Plan and the 1997 Stock Option Plan, which are subject to stockholder approval at the Annual Meeting. The Compensation Committee is comprised of Mr. Mueller (Chairman), Dr. Henrie and Mr. Ino. No member of the Compensation Committee is an officer of the Company.

     The NOMINATING COMMITTEE met once during 1996. The Nominating Committee makes recommendations to the Board of Directors concerning the recruitment, selection and retention of directors. All nominees must be approved by a majority of the Board of Directors. The Nominating Committee also considers nominees recommended to it in writing by stockholders and sent to the Secretary of the Company. The Nominating Committee is comprised of Messrs. Pratt and Keily.

                         STOCK OWNERSHIP

     The following table sets forth the number of shares of the Company's common stock and the number of shares of the Company's common stock subject to options beneficially owned by the Company's directors and those executive officers named in the Summary Compensation Table (see page ___), and by all directors and executive officers as a group at the close of business on March 31, 1997. The Company knows of no beneficial owner of five percent or more of the Company's common stock nor does it know of any arrangement which may at a subsequent date result in a change of control of the Company. Stock ownership was verified with filings with the Securities and Exchange Commission received by the Company, and according to individual verification as of March 31, 1997, which the Company solicited and reviewed from the beneficial owners listed in the following table:

                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                           NUMBER OF SHARES
                                          BENEFICIALLY OWNED        NUMBER OF SHARES        TOTAL NUMBER
                                           EXCLUDING SHARES        SUBJECT TO OPTIONS        OF SHARES
NAME                                     SUBJECT TO OPTIONS<F1>  BENEFICIALLY OWNED<F2>  BENEFICIALLY OWNED   PERCENT
Robert N. Pratt                                 99,358                  803,000<F3>           902,358           3.0
Ralph N. Gilges                                 35,233<F4>                5,000<F5>            40,233            *
Thomas A. Henrie                                34,167                    5,000<F5>            39,167            *
Iwao Ino                                       119,579                    5,000<F5>           124,579            *
John A. Keily                                   43,333                    5,000<F5>            48,333            *
Jack W. Kendrick                                13,333                    5,000<F5>            18,333            *
Thomas D. Mueller                              217,134<F6>                5,000<F5>           222,134            *
John A. Bielun                                  15,000                  178,500<F7>           193,500            *
James S. Goff                                   10,000                   92,000<F8>           102,000            *
All directors and executive officers
  as a group                                   638,137<F4>,<F6>       1,130,500<F3>,<F5>    1,768,637           5.9
                                                                               <F7>,<F8>

*Beneficial ownership does not exceed 1% of the outstanding common stock of the Company.

<F1>Unless otherwise specifically stated herein, each person  has sole voting power and sole investment power as to the identified common stock ownership.

<F2>Shares subject to  currently exercisable options or otherwise subject to issuance within 60 days of March 31, 1997.

<F3>Includes  an  option to purchase 125,000 shares, which option is subject to stockholder approval at the Annual Meeting.

<F4>Includes 6,300 shares held by a corporate retirement fund.

<F5>Includes  an  option to purchase 5,000 shares pursuant to the
1996 Directors' Stock Option Plan, which plan is subject to stockholder approval at the Annual Meeting.

<F6>Includes 30,500  shares owned by Mr. Mueller's spouse, 41,700 shares held in custodianship by Mr. Mueller's spouse for the benefit of Mr. Mueller's children, and 15,834 shares owned directly by Mr. Mueller's children, all of which shares Mr. Mueller disclaims any beneficial interest.

<F7>Includes an option to purchase 40,000 shares, which option is subject to stockholder approval at the Annual Meeting.

<F8>Includes an option to purchase 30,000 shares, which option is subject to stockholder approval at the Annual Meeting.


               COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information with respect to all compensation paid by the Company in 1996, 1995 and 1994 to the Company's President and Chief Executive Officer and the two other executive officers whose total remuneration exceeded $100,000 for the year ended December 31, 1996.

SUMMARY COMPENSATION TABLE


                                                        LONG-TERM
                                                       COMPENSATION
                                                          AWARDS
                                                        SECURITIES
                               ANNUAL                   UNDERLYING        ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR       SALARY       OPTIONS (#)      COMPENSATION
 ---------------------------   ------      ------       -----------      ------------
Robert N. Pratt                 1996      $225,985               0       $  9,161<F4>
   President and Chief          1995      $211,603         431,000<F1>   $ 10,280<F4>
   Executive Officer            1994      $196,157         148,000       $ 42,051<F5>

John A. Bielun                  1996      $145,121               0       $  6,752<F4>
   Senior Vice President        1995      $135,883         170,000<F2>   $  6,584<F4>
   and Chief Financial          1994      $125,624          92,000       $  9,769<F5>
   Officer

James S. Goff                   1996      $108,528               0       $  3,613<F4>
   Vice President of            1995      $101,405         118,000<F3>   $  5,070<F4>
   Engineering and              1994      $ 95,030          55,000       $  4,752<F4>
   Construction

<F1>Includes  an option to purchase 375,000 shares, which  option is subject to stockholder approval at the Annual Meeting.

<F2>Includes  an option to purchase 120,000 shares, which  option is subject to stockholder approval at the Annual Meeting.

<F3>Includes  an option to purchase 90,000 shares, which   option
is subject to stockholder approval at the Annual Meeting.

<F4>Represents  matching  contributions  made  by  the Company on
behalf  of   the   executive  officer  to  the  Company's  401(k)
Retirement Plan.

<F5>Represents  relocation  costs  incurred  and  paid for by the
Company plus matching contributions made by the Company on behalf of the executive officer to the Company's 401(k) Retirement Plan.


     The following table sets forth information as to the unexercised options to purchase the Company's common stock held by the executive officers named in the Summary Compensation Table and the value of the options at December 31, 1996. No options were granted to, or exercised by, the named executive officers during 1996.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION/SAR VALUES

                                                      VALUE OF UNEXERCISED
                      NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                       OPTIONS AT YEAR-END                AT YEAR-END<F1>
                  ------------------------------  ------------------------------
       NAME        EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                  -------------  ---------------  -------------  ---------------
Robert N. Pratt     803,000<F2>     280,000<F3>      $2,835,594      $988,751

John A. Bielun      178,500<F4>     163,500<F5>      $  630,329      $577,360

James S. Goff        92,000<F6>      81,000<F7>      $  324,876      $286,031

<F1>Based  on  the  last  reported  sale  price  of the Company's common  stock  on  the  Nasdaq  National  Market  on December 31,
1996,  or   $3.53   per  share,  minus  the  exercise  price   of
"in-the-money" options.

<F2>Includes  an  option to purchase 125,000 shares, which option is subject to stockholder approval at the Annual Meeting.

<F3>Includes  an  option to purchase 250,000 shares, which option is subject to stockholder approval at the Annual Meeting.

<F4>Includes  an  option to purchase 40,000 shares, which  option is subject to stockholder approval at the Annual Meeting.

<F5>Includes  an  option to purchase 80,000 shares, which  option is subject to stockholder approval at the Annual Meeting.

<F6>Includes  an  option to purchase 30,000 shares, which  option is subject to stockholder approval at the Annual Meeting.

<F7>Includes  an  option to purchase 60,000 shares, which  option is subject to stockholder approval at the Annual Meeting.

COMPENSATION OF DIRECTORS

     A director who is an employee of the Company receives no additional compensation for services as a director. Prior to December 13, 1996, non-employee directors received an annual retainer of 10,000 shares of common stock in the Company or 80% of their market equivalent in cash, plus $750 for each Board meeting attended and $500 for each committee meeting attended. Effective December 13, 1996, non-employee directors receive an annual retainer of $10,000 and options to purchase 5,000 shares of the common stock of the Company, plus $1,500 for each Board meeting attended and $750 for each committee meeting attended. The options will be granted pursuant to the 1996 Directors' Stock Option Plan, which plan is subject to stockholder approval at the Annual Meeting. See "Proposal Six-Approval of the 1996 Directors" Stock Option Plan." Each director is also reimbursed for all reasonable expenses incurred in attending such meetings. If a director serves for a period of less than an entire fiscal year, such director's annual compensation is prorated accordingly.

EMPLOYMENT CONTRACTS

     In  June  1995,  the  Company entered  into  new  employment agreements  with Messrs. Pratt, Bielun and Goff.  The  employment agreements with Messrs. Pratt and Bielun replaced employment agreements which were entered into in 1991 and 1992, respectively, and which were scheduled to expire. The general terms of each employment agreement are as follows:

     ROBERT N. PRATT

     Mr. Pratt receives a base annual salary of $220,500, subject to a minimum 7% increase on January 1, 1996, 1997 and 1998. As a signing bonus, Mr. Pratt was granted an option to purchase 375,000 shares of the Company's common stock at an exercise price of $.75 per share. One third of the option vests each year over a three-year period, with the first one-third installment representing 125,000 shares vesting on October 15, 1996. The option is exercisable for a period of ten years from the date of grant on October 15, 1995.

                               19


     If, prior to October 15, 1998, Mr. Pratt is terminated other than by voluntary resignation or for cause (as defined in the employment agreement) or as the direct result of a change in control of the Company (as defined in the employment agreement), he will receive a lump sum payment in an amount equal to the remaining salary plus minimum increases due to him through October 15, 1998, plus all of the options previously granted to him under the employment agreement will become immediately exercisable. If Mr. Pratt resigns or is terminated (or is deemed to have been effectively terminated) as a direct result of a change in control of the Company, he will receive an amount equal to
     2.9 times the average annual sum of his salary, bonus and profit sharing for the five years prior to the date of the change in control, as reduced by the least amount, if any, required in order to avoid any loss of a tax deduction by the Company. In addition, all of the options previously granted to Mr. Pratt under the employment agreement will become immediately exercisable.

     Should Mr. Pratt become disabled (as defined in the employment agreement), he will receive his full salary for the first nine months of disability, one-half of his salary for the next nine months and one-fourth of his salary for the next nine months; provided, however, that no such compensation shall be payable after October 15, 1998. If Mr. Pratt dies during the term of the employment agreement, his estate will receive an amount equal to one year's salary.

     The shares of common stock underlying the options granted to
     Mr.   Pratt   under  the  employment  agreement  have   been
     registered with the Securities and Exchange Commission.

     JOHN A. BIELUN

     Mr. Bielun receives a base annual salary of $132,000, subject to a minimum 7% increase on January 1, 1996, 1997 and 1998, plus a $350 per month car allowance. As a signing bonus, Mr. Bielun was granted an option to purchase 120,000 shares of the Company's common stock at an exercise price of $.75 per share. One third of the option vests each year over a three-year period, with the first one-third installment representing 40,000 shares vesting on October 19, 1996. The option is exercisable for a period of ten years from the date of grant on October 19, 1995.

     If, prior to October 19, 1998, Mr. Bielun is terminated other than by voluntary resignation or for cause (as defined in the employment agreement) or as the direct result of a change in control of the Company (as defined in the employment agreement), he will receive a lump sum payment in an amount equal to the remaining salary plus minimum increases due to him through October 19, 1998, plus all of the options previously granted to him under the employment agreement will become immediately exercisable. If Mr. Bielun resigns or is terminated (or is deemed to have been effectively terminated) as a direct result of a change in control of the Company, he will receive an amount equal to
     2.9 times the average annual sum of his salary, bonus and profit sharing for the five years prior to the date of the change in control, as reduced by the least amount, if any, required in order to avoid any loss of a tax deduction by the Company.

     Should Mr. Bielun become disabled (as defined in the employment agreement), he will receive his full salary for the first nine months of disability, one-half of his salary for the next nine months and one-fourth of his salary for the next nine months; provided, however, that no such compensation shall be payable after October 19, 1998. If Mr. Bielun dies during the term of the employment agreement, his estate will receive an amount equal to one year's salary.

     The shares of common stock underlying the options granted to
     Mr.   Bielun  under  the  employment  agreement  have   been
     registered with the Securities and Exchange Commission.

     JAMES S. GOFF

     Mr. Goff receives a base annual salary of $101,650, subject to a minimum 7% increase on January 1, 1996, 1997 and 1998. As a signing bonus, Mr. Goff was granted an option to purchase 90,000 shares of the Company's common stock at an exercise price of $.75 per share. One third of the option vests each

                               20



     year  over  a  three-year period,  with  the first one-third
     installment   representing    30,000   shares   vesting   on
     October 15, 1996. The option is exercisable for a period of ten years from the date of grant on October 15, 1995.

     If, prior to October 15, 1998, Mr. Goff is terminated other than by voluntary resignation or for cause (as defined in the employment agreement) or as the direct result of a change in control of the Company (as defined in the employment agreement), he will receive a lump sum payment in an amount equal to the remaining salary plus minimum increases due to him through October 15, 1998, plus all of the options previously granted under the employment agreement will become immediately exercisable. If Mr. Goff resigns or is terminated (or is deemed to have been effectively terminated) as a direct result of a change in control of the Company, he will receive an amount equal to
     2.9 times the average annual sum of his salary, bonuses and profit sharing prior to the date of the change in control, as reduced by the least amount, if any, required in order to avoid any loss of a tax deduction by the Company.

     Should Mr. Goff become disabled (as defined in the employment agreement), he will receive his full salary for the first nine months of disability, one-half salary for the next nine months and one-fourth of his salary for the next nine months; provided, however, that no such compensation shall be payable after October 15, 1998. If Mr. Goff dies during the term of the employment agreement, his estate will receive an amount equal to one year's salary.

     The shares of common stock underlying the options granted to Mr. Goff under the employment agreement have been registered with the Securities and Exchange Commission.

                               21


     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT AND THE PERFORMANCE GRAPH ON PAGE __ SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for setting and administering the policies that govern the compensation of the executive officers of the Company. The Committee is comprised of three outside directors appointed annually by the Board of Directors.

     The primary objectives of the Company's executive compensation program are: to attract and retain key executives who are critical to the long-term success of the Company, to provide an economic framework that will motivate executives to achieve goals consistent with the Company's business strategy, to reward performance that benefits all stockholders, and to provide a compensation package that recognizes individual results and contributions to the overall success of the Company.

     The Company's policy objectives are that the Company pay base salaries that are competitive with those paid by comparable companies in the mining industry, and that the Company pay bonuses, if it can, when individual performance or other circumstances warrant special recognition.

     Periodically,   the  Committee  evaluates  each   individual
officer's performance, corporate performance and stock price appreciation in order to determine whether to authorize salary increases or the payment of bonuses to executive officers.

     In 1996: (i) the Company extended its trend of quarterly profitability, initially established in the second quarter of 1994, to eleven consecutive quarters; (ii) proven and probable gold reserves increased by more than a third to over 1,000,000 ounces; and (iii) the price of the Company's common stock more than doubled from $1-9/16 per share as of the end of 1995 to $3-17/32 per share at the end of 1996. As the result of these accomplishments and, in accordance with the terms of their respective employment agreements, in December 1996 the Compensation Committee approved the following salary increases for the following executive officers whose total compensation exceeded $100,000 for the year end December 31, 1996: Mr. Pratt
- 13%; Mr. Bielun - 10%; and Mr. Goff - 7%.

     The Compensation Committee firmly believes that this combination of salary and stock options has proven and will continue to prove the best means of retaining the Company's executives and motivating them to improve corporate performance and stock price appreciation.

Thomas D. Mueller, Chairman
Thomas A. Henrie
Iwao Ino

                               22


PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its common stock to that of the Nasdaq Market Index, the New Industry Peer Group<F1> and the Old Industry Peer Group<F2> indices. The graph assumes that $100 is invested at December 31, 1991 in each of the Company's common stock, the Nasdaq Market Index, the New Industry Peer Group and the Old Industry Peer Group indices. The total return assumes the reinvestment of dividends.

     The Company believes that the New Industry Peer Group more accurately reflects the Company's peers in the gold and precious metals mining industry, and provides a more objective basis for comparison than the Old Industry Peer Group The Old Industry Peer Group has been included in the graph for continuity purposes, but is not expected to be included in subsequent years' proxy statements.

                    TOTAL STOCKHOLDER RETURNS

     [LINE GRAPH OF STOCKHOLDER RETURNS BASED UPON FOLLOWING
      INFORMATION]



 COMPANY/INDEX NAME         1992     1993     1994      1995     1996
-----------------------------------------------------------------------
Alta Gold Co.               66.67    150.00   154.17    208.33   470.84
Nasdaq Market Index        100.98    121.13   127.17    164.96   204.98
New Industry Peer Group<F1> 93.37    171.05   138.20    155.54   154.38
Old Industry Peer Group<F2> 91.49    153.08   100.51    105.47   107.60
-----------------------------------------------------------------------

<F1>The  New  Industry  Peer  Group  is  represented by  the  S&P
Industry Group 265 Index, which includes the following companies:
Barrick Gold Corp., Battle Mountain Gold Co., Echo Bay Mines Ltd., Homestake Mining Co., Newmont Mining Corp., Placer Dome, Inc. and Santa Fe Pacific Gold CP. These companies have the Standard Industry Code 1041 - Metal Mining Gold Ores.

<F2>The Old Industry Peer Group includes the following companies:
Alaska Apollo Resources, Inc., Atlas Corporation, Canyon Resources Corporation, Consolidated Nevada Goldfields Corporation, Crown Resources Corporation, La Teko Resources Limited, Meridian Gold, Inc., Royal Gold, Inc., Sunshine Mining and Refining Company and USMX, INC. These companies have the Standard Industrial Code 1041- Metal Mining Gold Ores.


SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP, as the Company's independent public accountants for 1997 at the recommendation of the Audit Committee. Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                      STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Proxy Statement and for consideration at the Annual Meeting, stockholder proposals must be submitted on a timely basis. Proposals for the 1998 Annual Meeting of Stockholders must be received by the Company no later than December 31, 1997. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                          OTHER MATTERS

     The Board of Directors is not aware of any other business which may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons named on the enclosed proxy card will vote all proxies in accordance with their best judgment on such matters.

                         BY ORDER OF THE BOARD OF DIRECTORS



                         Margo R. Bergeson
                         Secretary



April 30, 1997

     THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO THE COMPANY AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT HE WAS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES AS OF APRIL 25, 1997.

     REQUESTS SHOULD BE ADDRESSED TO:

               Alta Gold Co.
               Attn: Director - Investor Relations
               601 Whitney Ranch Drive, Suite 10
               Henderson, NV 89014

                            APPENDIX A

                           ALTA GOLD CO.

                 1996 DIRECTORS' STOCK OPTION PLAN


1.    PURPOSE

      The Alta Gold Co. Directors' Stock Option Plan (the "Plan") is intended to promote the long-term interests of Alta Gold Co. (the "Company") and its stockholders by encouraging and enabling members of its Board of Directors who are not officers or employees of the Company or any of its subsidiaries (hereinafter referred to as "Non-Employee Directors" or "Optionees"), upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its common stock through the exercise of stock options.

2.    ADMINISTRATION

      The   Plan shall  be  administered  by  a  Committee   (the
"Committee") of the Board of Directors of the Company (the "Board"). The Committee shall consist of not less than two directors of the Company, selected by and serving at the pleasure of the Board. The Committee shall not have any discretion to determine or vary any matters which are fixed under the terms of the Plan including, without limitation, which individuals shall receive option awards, how many shares of the Company's stock shall be subject to each such option award, what the exercise price of stock covered by an option shall be, and what means of payment shall be acceptable.

      The  Committee  shall  have  the  authority  to   otherwise
interpret the  Plan  and  make all determinations  necessary   or
advisable for its administration.

      The Committee's decisions under the Plan shall be subject to the approval of the Board.

3.    ELIGIBILITY

      Only Non-Employee Directors shall be eligible to be granted awards. Directors who retire as employees will be considered to be Non-Employee Directors for that portion of the year that they no longer served as an employee of the Company.

4.    STOCK SUBJECT TO THE PLAN

      The stock from which awards may be granted shall be the Company's $0.001 par value common stock ("Common Stock"). When options are exercised, the Company may either issue authorized but unissued shares of Common Stock or transfer issued shares of Common Stock held in its treasury. The total number of shares of Common Stock which may be granted as stock options shall not exceed 300,000 shares. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

5.    GRANT OF OPTIONS

      An award of options shall be granted on December 31 of each year to each Non-Employee Director serving on the Board at the date of grant. An award shall consist of an option to purchase 5,000 shares of Common Stock for Non-Employee Directors who served on the Board the entire year prior to the date of grant; and for Non-Employee Directors who served on the Board less than the entire year prior to the date of grant, the amount of Common Stock which may be purchased under an option award shall be reduced pro rata to an amount which represents that portion of the year for which the Non-Employee Director served on the Board. As an example, if on December 31 a Non-Employee Director served on the Board as a Non-Employee Director for only 75% of the prior year, the award for such Non-Employee Director would be an option to purchase 3,750 (75% x 5,000) shares of Common Stock.

6.    TERMS AND CONDITIONS OF OPTIONS

      Options shall be designated non-statutory options or not qualified as incentive stock options under Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions:

      6.1.   Option Price

             The option price shall be the fair market  value  of
the shares of Common Stock under option on the date such option is granted. The fair market value per share shall be the last reported sale price of the Common Stock on the last trading day of the fiscal year, as reported on the Nasdaq National Market, or on such other stock exchange that the Common Stock may be listed from time to time. The option price shall be paid (i) in cash,
(ii) in shares of Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price, or (iii) in a combination of cash and shares of Common Stock, including Common Stock underlying the option being exercised. The fair market value of shares of Common Stock delivered to the Company pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the Nasdaq National Market, or on such other stock exchange that the Common Stock may be listed, on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

      6.2.   Vesting, Exercise and Term of Options

             Options awarded under the Plan shall be fully vested and exercisable upon grant.

             Except as otherwise set forth in the Plan, each option shall expire upon the tenth anniversary of the date of its grant.

             After becoming exercisable, each option shall remain
exercisable until the expiration or termination of the option. After becoming exercisable, an option may be exercised by the Optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable.

             Upon the exercise of an option, the purchase price shall be payable in full in cash or Common Stock as provided in Paragraph 6.1. Any shares of Common Stock so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued as provided in Paragraph 6.1.

      6.3.   Termination of Directorship

             If an Optionee ceases, other than by reason of death, to serve on the Board, all options granted to such Optionee shall expire on the earlier of (i) the tenth anniversary after the date of grant or (ii) three months after the day such Optionee ceases to serve on the Board.

      6.4.   Exercise upon Death of Optionee

             If an Optionee dies, the option may be exercised by the Optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or
(ii) the second anniversary of such Optionee's death. On the earlier of such dates, the option shall terminate.

      6.5.   Assignability

             No option shall be assignable or transferable by the
Optionee   except  by  will  or  by  the  laws  of  descent   and
distribution, and during the lifetime of the Optionee the option shall be exercisable only by the Optionee.

7.    CAPITAL ADJUSTMENTS

      The number and purchase price of shares of Common Stock covered by each option and the total number of shares that may be granted under the Plan shall be proportionally adjusted to reflect, subject to any required action by the stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar change in the capital structure of the Company.

8.    APPROVALS

      The issuance of options and shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required, and upon obtaining stockholder ratification of the Plan.

9.    EFFECTIVE DATE OF PLAN

      The effective date of the Plan is December 13, 1996.

10.   TERM AND AMENDMENT OF PLAN

      This Plan shall expire on December 13, 2006 (except to options outstanding on that date), subject to the Board's power to terminate the Plan at any time.

      The Board may amend the Plan at any time; provided, however, the provisions of Section 5 pertaining to the amount of options to be granted and the timing of such option grants and the provisions of Paragraph 6.1 pertaining to the option price of the Common Stock under option shall not be amended more than once every six months, other than to conform to changes in the Code or the rules thereunder. Further provided, however, that, without the approval of the holders of a majority of the outstanding shares of Common Stock; the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 7); the provisions of Section 3 regarding eligibility may not be modified; the price at which shares may be purchased pursuant to options may not be reduced (except by adjustment pursuant to
Section 7); the expiration date of the Plan may not be extended; and no change may be made which would cause the Plan not to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time. No action of the Board or stockholders, however, may, without the consent of an Optionee, alter or impair such Optionee's rights under any option granted prior to such action.

11.   WITHHOLDING TAXES

      The Company shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of shares of Common Stock under the Plan. Whenever under the Plan, shares of Common Stock are to be delivered upon exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

12.   PLAN NOT A TRUST

      Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Optionee, the executor, administrator or other personal representative, or designated beneficiary of such Optionee, or any other persons. If and to the extent that any Optionee or such Optionee's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

13.   NOTICES

      Each Optionee shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Optionee furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

14.   SEVERABILITY OF PROVISIONS

      If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

15.   PAYMENT TO MINORS, ETC.

      Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

16.   HEADINGS AND CAPTIONS

      The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

17.   CONTROLLING LAW

      This Plan shall be construed and enforced according to  the
laws of  the  State  of Nevada to the extent  not  preempted   by
federal law, which shall otherwise control.

                            APPENDIX B

                           ALTA GOLD CO.

                      1997 STOCK OPTION PLAN

1.    PURPOSE

      The Alta Gold Co. 1997 Stock Option Plan (the "Plan") is intended as an incentive to employees (whether or not officers) of Alta Gold Co. and its subsidiaries (collectively, the "Company"), and to certain consultants and advisors who perform substantial services for the Company, by enabling them to acquire or increase their proprietary interest in the Company through ownership of the Company's common stock, $0.001 par value ("Common Stock"). The purposes of the Plan are to provide an equity and financial incentive to enable the Company to retain valuable employees, to attract new employees, to obtain the services of consultants, to encourage the sense of proprietorship of such persons in the Company, and to stimulate the active interest of such persons in the development and financial success of the Company.

2.    STATUS OF OPTIONS

      Options granted under the Plan shall constitute either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code"), or options which are not incentive stock options ("Non-Incentive Stock Options"). The Incentive Stock Options and the Non-Incentive Stock Options which may be granted under the Plan are referred to herein collectively as "Options".

3.    ADMINISTRATION

      The  Plan  shall  be  administered  by  a  committee   (the
"Committee") of the Board of Directors of Alta Gold Co. (the "Board of Directors"). The Committee shall consist of not less than two members of the Board of Directors, none of whom shall be eligible to receive Options under the Plan while serving as a member of the Committee. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors from the Board of Directors. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it shall select. Acts approved by a majority of the Committee in attendance at meetings at which a majority of the entire Committee is present, or acts reduced to and approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. The Committee shall have full and complete power and authority, without further approval by the Board of Directors, to designate those persons who shall receive Options pursuant to the Plan; to grant Options pursuant to the Plan; to determine whether Options granted pursuant to the Plan shall be Incentive Stock Options or Non-Incentive Stock Options; to establish the dates upon which Options granted pursuant to the Plan shall be exercisable, the purchase price of the Common Stock subject to Options granted pursuant to the Plan and all other terms and conditions concerning the Options or their exercise; to interpret the provisions and supervise the administration of the Plan; and to otherwise further the purposes of the Plan. The interpretation and construction by the Committee of any provision of the Plan, or of any Option granted under it, shall be final, conclusive and binding upon the Company and all persons who are granted Options under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, or any Option granted hereunder.

4.    ELIGIBILITY

      4.1.   Incentive Stock Options

      The persons who shall be eligible to receive Incentive Stock Options under the Plan shall be such full or part time employees (including officers, whether or not they are directors) of the Company, or of its subsidiaries as in the Section 424(f) of the Code, as the Committee shall select from time to time. Except as otherwise specifically provided herein, no employee shall be eligible to receive Incentive Stock Options under the Plan if, at the date such options are granted, such employee owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary Company, including stock attributable to the employee pursuant to Section 424(d) of the Code; provided, however, that any employee who would have been otherwise eligible to receive Incentive Stock Options under the Plan, but for the fact that such employee owns stock possessing more than ten percent of the total combined voting power of all classes of stock, as provided above, shall be eligible to receive Incentive Stock Options under the Plan if, at the time such Incentive Stock Options are granted, the purchase price for the Common Stock subject to such Options is at least 110% of the fair market value of the Common Stock, and if the Incentive Stock Options granted to such employee are not exercisable after the expiration of five years from the date such options are granted.

      4.2.   Non-Incentive Stock Options

      The persons who shall be eligible to receive Non-Incentive Stock Options under the Plan shall be employees of the Company or consultants or advisors to the Company, as defined in the instructions to Securities and Exchange Commission Form S-8, or such successor form, who perform substantial services for or on behalf of the Company or any of its affiliates or any entity in which the Company has an interest, all as the Committee shall select from time to time.

5.    COMMON SHARES SUBJECT TO THE PLAN

      The shares  which  shall  be  subject  to  Options  granted pursuant to the Plan shall be the Company's authorized but unissued or reacquired Common Stock. The aggregate number of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed 1,000,000 shares (the "Shares"). The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Section 8 hereof. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made the subject of an Option under the Plan.

6.    TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

      Incentive Stock Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by Option agreements or certificates which shall be in such form and which shall contain such provisions consistent with the Plan as the Committee shall deem necessary and appropriate, including the terms of the Option grant and any applicable vesting schedule. Each Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

      6.1.   Employment Arrangement

      The granting of an Incentive Stock Option to any employee shall not impose upon the Company any obligation to retain the employee in its employ for any period.

      6.2.   Number of Shares

      Each Incentive Stock Option shall state the number of Shares to which it pertains.

      6.3.   Option Price

      Each Incentive Stock Option shall state the purchase price of the Shares subject to such Option, which shall not be less than 100% of the Fair Market Value of the Shares on the date of the granting of the Incentive Stock Option. The Fair Market Value of the Shares shall be the last reported sale price of the Common Stock on the day of grant, as reported on the Nasdaq National Market, or on such other stock exchange that the Common Stock may be listed from time to time; or, if there was no such sale price on the day of grant on the day next preceding the day of grant on which there was such a sale. The purchase price of Shares subject to Incentive Stock

Options granted to any employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall be determined in accordance with Paragraph 4.1 hereof.

      6.4.   Medium and Time of Payment

      The share purchase price of Incentive Stock Options shall be payable upon the exercise of the Option and may be paid by cash, or by the delivery to the Company of such other form of consideration as determined by the Committee and as permitted by applicable law, including, but not limited to, Shares underlying the Option being exercised, provided that no type of consideration which would disqualify the Option as an Incentive Stock Option under Section 422 of the Code shall be approved by the Committee. An Incentive Stock Option shall be exercised by written notice to the Company at its principal office. Such notice shall state the optionee's election to exercise the Option, shall state the exact number of Shares as to which exercise is being made and shall be accompanied by payment of the full purchase price of such Shares. The Incentive Stock Option shall be deemed exercised upon the date the Company actually receives the notice and payment required by this Paragraph 6.4. The Company shall deliver to the person exercising the Incentive Stock Option a certificate or certificates representing the Shares covered by such Option as soon as practical after the required notice and payment have been received by the Company. However, the Company shall not be obligated to issue any Shares unless and until, in the opinion of the Company's legal counsel, all laws and regulations have been satisfied.

      6.5.   Expiration of Incentive Stock Option

      No Incentive Stock Option granted pursuant to the Plan shall be exercisable in whole or in part, at any time after the expiration of ten years from the date such Option is granted (or five years, as provided in Paragraph 4.1 above).

      6.6.   Terms and Exercise

      Each Incentive Stock Option granted pursuant to the Plan may be exercised only as provided in the agreement executed by the Company and the employee, which shall contain such provisions as to a vesting schedule and other terms or conditions for exercise of the Incentive Stock Options as the Committee may, in its sole discretion, determine and approve. Unless otherwise provided in the Plan or the agreement between the employee and the Company, any portion of the Incentive Stock Option not in fact exercised in the year in which it vests shall not lapse and may be exercised at any time during the remaining term of the Incentive Stock Option. No Incentive Stock Option or installment thereof shall be exercisable except as to whole Shares, and fractional Share interests shall be disregarded.

      6.7.   Nontransferability

      No Incentive Stock Option shall be assignable or transferable by the employee, other than by will or the laws of descent and distribution, as provided in Paragraph 6.9 hereof. During the lifetime of the employee, the Non-Incentive Stock Option shall be exercisable only by such employee.

      6.8.   Termination of Employment Except Disability or Death

      If the employee shall cease to be employed by the Company for any reason except disability, death or termination for cause, Incentive Stock Options granted to such employee, to the extent vested upon the date such employee's employment terminates and to the extent not theretofore exercised, shall be exercisable at any time within three months after such cessation of employment. The transfer of the employee from the employ of Alta Gold Co. to a subsidiary, or vice versa, or from one subsidiary to another, shall not be deemed a cessation of employment; provided, however, that no Incentive Stock Option shall be exercisable, under any condition, after the expiration of ten years from the date of its grant (or five years, as provided in Paragraph 4.1 above). Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive. If an employee's employment is terminated for cause, as determined by the Company, all rights under any and all Options shall expire concurrent with said termination.

      6.9.   Death or Disability of Optionee

      If the employee shall die or become disabled while in the employ of the Company and shall not have theretofore fully exercised Incentive Stock Options granted under the Plan, such Incentive Stock Options may be exercised, to the extent that the employee's right to exercise such Incentive Stock Options had accrued and become vested upon the date of the employee's death or disability, at any time within two years after the employee's death or disability, by the employee or the employee's legal representative, in the case of disability, or by the personal representatives, executors or administrators of the employee's estate, in the case of death, or by any person or persons who shall have acquired the Incentive Stock Option directly from the employee by bequest or inheritance, provided, that under no circumstances may an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date upon which such Option was granted (or five years as provided in Paragraph 4.1 above).

      6.10.  Value of Shares Issued Upon Exercise

      Notwithstanding anything to the contrary provided herein, the aggregate fair market value, as determined at the time an Incentive Stock Option is granted, of the Shares with respect to which Incentive Stock Options granted under the Plan are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.

7.    TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTIONS

      Non-Incentive Stock Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements which shall be in such form and which shall contain such provisions consistent with the Plan as the Committee shall deem necessary and appropriate. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

      7.1.   Employment or Association Arrangement

      The granting of a Non-Incentive Stock Option to any employee, consultant or advisor shall not impose upon the Company any obligation to retain the employee in its employ or maintain the association with a consultant or advisor for any period.

      7.2.   Number of Shares

      Each Non-Incentive Stock Option shall state the number of Shares to which it pertains.

      7.3.   Option Price

      Each Non-Incentive Stock Option shall state the purchase price for the Shares covered by such Option, which shall not be less than the Fair Market Value (as provided in Paragraph 6.3) of the Shares.

      7.4.   Medium and Time of Payment

      The option purchase price of Non-Incentive Stock Options shall be payable upon the exercise of the Option and may be paid
by   cash  or  by  delivery to the Company of such other  form of consideration as determined by the Committee and as permitted  by
applicable   law, including but not limited to, Shares underlying
the Option being exercised. The Non-Incentive Stock Option shall be exercised by written notice to the Company at its principal
office.   Such notice  shall state the  optionee's  election   to
exercise the Non-Incentive Stock Option, shall state the exact number of Shares as to which exercise is being made and shall be accompanied by payment of the full option purchase price of such
Shares.   The Non-Incentive Stock Option shall be deemed exercised
upon the
date the Company actually receives the notice and payment required by this Paragraph 7.4. The Company shall deliver to the person exercising the Non-Incentive Stock Option a certificate or certificates representing the Shares covered by such Options
as soon as practical after the required notice and payment   have
been received by the Company. However, the Company shall not be obligated to issue any Shares unless and until, in the opinion of the Company's legal counsel, all laws and regulations have been satisfied.

      7.5.   Expiration of Non-Incentive Stock Option

      No Non-Incentive Stock Option granted pursuant to the Plan shall be exercisable by the optionee, in whole or in part, at any time after the expiration of ten years from the date such Option is granted.

      7.6.   Terms and Exercise

      Each Non-Incentive Stock Option granted pursuant to the Plan may be exercised only as provided in the agreement executed by the Company and the optionee, which shall contain such provisions as to a vesting schedule and other terms or conditions for exercise of the Non-Incentive Stock Option as the Committee may, in its sole discretion, determine and approve. Unless otherwise provided in the Plan or in the agreement between the optionee and the Company, any portion of a Non-Incentive Stock Option not in fact exercised in the year in which it vests shall not lapse and may be exercised at any time during the remaining term of such Non-Incentive Stock Option. No Non-Incentive Stock Option or installment thereof shall be exercisable except as to whole Shares, and fractional Share interests shall be disregarded.

      7.7.   Nontransferability

      No Non-Incentive Stock Option shall be assignable or transferable by the employee, consultant or advisor, other than by will or the laws of descent and distribution, as provided in Paragraph 7.9 hereof. During the lifetime of the employee, consultant or advisor, the Non-Incentive Stock Option shall be exercisable only by such employee, consultant or advisor.

      7.8.   Termination of Employment Except Disability or Death

      If an optionee shall cease to be employed by, or a consultant or advisor shall cease to be associated with, the Company for any reason except disability, death or termination for cause, Non-Incentive Stock Options granted to such optionee, to the extent vested upon the date such optionee's employment or association with the Company terminates, and to the extent not theretofore exercised, shall be exercisable at any time within three months after such termination of employment or association. The transfer of the optionee from the employ of Alta Gold Co. to a subsidiary, or vice versa, or from one subsidiary to another, shall not be deemed a cessation of employment; provided, however, that no Non-Incentive Stock Option shall be exercisable, under any condition, after the expiration of ten years from the date of its grant. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive. If an optionee's employment, or a consultant or advisor's association with the Company, is terminated for cause, as determined by the Committee, all rights under any and all Options shall expire concurrent with said termination.

      7.9.   Death or Disability of Optionee

      If the optionee shall die or become disabled while employed by or associated with the Company and shall not have theretofore fully exercised Non-Incentive Stock Options granted under the Plan, such Non-Incentive Stock Options may be exercised, to the extent that the optionee's right to exercise such Non-Incentive Stock Options had accrued and become vested upon the date of the optionee's death or disability, at any time within two years after the optionee's death or disability, by the optionee or the optionee's legal representative, in the case of disability, or by the personal representatives, executors or administrators of the optionee's estate, in the case of death, or by any person or persons who shall have acquired the Non-Incentive Stock Option directly from the optionee by bequest or inheritance, provided, that under no circumstances may a Non-Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date upon which such Option was granted.

8.    CAPITAL ADJUSTMENTS

      The number and purchase price of shares of Common Stock covered by each Option and the total number of shares that may be granted under the Plan shall be proportionally adjusted to reflect, subject to any required action by the stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar change in the capital structure of the Company.

9.    APPROVALS

      The issuance of options and shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required, and upon obtaining stockholder ratification of the Plan.

10.   EFFECTIVE DATE OF PLAN

      The effective date of the Plan is March 7, 1997.

11.   TERM AND AMENDMENT OF PLAN

      This Plan shall expire on March 7, 2007 (except to Options outstanding on that date), subject to the Board's power to terminate the Plan at any time.

      The  Board of Directors may from time to time,  insofar  as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares not subject to Options at the time of such action; provided, however, that without approval of the stockholders of the Company, such revision or amendment shall not change the number of shares subject to the Plan, change the designation of the class of persons eligible to receive Options, decrease the price at which Options may be granted, or remove the administration of the Plan from the Committee.

12.   WITHHOLDING TAXES

      The Company shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of shares of Common Stock under the Plan. Whenever under the Plan, shares of Common Stock are to be delivered upon exercise of an option, the Committee shall be entitled to require as a condition of delivery that the optionee remit an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

13.   PLAN NOT A TRUST

      Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any optionee, the executor, administrator or other personal representative, or designated beneficiary of such optionee, or any other persons. If and to the extent that any optionee or such optionee's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

14.   NOTICES

      Each optionee shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the optionee furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

15.   SEVERABILITY OF PROVISIONS

      If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

      It is the intent of the Board of Directors that Incentive Stock Options shall qualify for treatment under Section 422 of the Code as incentive stock options. To that end, should any provision of the Plan be determined to invalidate such treatment, such provision shall not be a part of the Plan, and shall be severable from and shall not affect the remaining provisions of the Plan.

16.   PAYMENT TO MINORS, ETC.

      Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

17.   HEADINGS AND CAPTIONS

      The headings and captions herein are provided for reference
and   convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

18.   CONTROLLING LAW

      This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

                          ALTA GOLD CO.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JUNE 13, 1997
                SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned stockholder of Alta Gold Co. ("Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the 1996 Annual Report of the Company in connection with the Annual Meeting of Stockholders of the Company to be held at the St. Tropez Hotel located at 455 East Harmon Avenue, Las Vegas, Nevada 89109, on Friday, June 13, 1997, at 10:00 a.m., local time, and hereby appoints Margo R. Bergeson and John A. Bielun, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual Meeting and at any adjournment thereof. The proxies are instructed to vote as follows:



                  (To be Signed on Reverse Side)

[x] Please mark your
    votes as in this
    example

1.  Election of      FOR  WITHHELD   Nominees:   Jack W. Kindrick
    Directors.       [ ]    [ ]                  [              ]

    For, except vote withheld from the following nominee(s)
    _____________________________________________________________

2.  Approval of an amendment to the       FOR   AGAINST   ABSTAIN
    Company's Articles of Incorporation   [ ]     [ ]       [ ]
    to reflect a change in the address
    of the Company's principal office.

3.  Approval of an amendment to the       FOR   AGAINST   ABSTAIN
    Company's Articles of Incorporation   [ ]     [ ]       [ ]
    to name a resident agent and
    registered office as required under
    Nevada law.

4.  Approval of an amendment to the       FOR   AGAINST   ABSTAIN
    Company's Articles of Incorporation   [ ]     [ ]       [ ]
    to indemnify the Company's directors,
    officers, employees and agents to the
    fullest extent permitted by Nevada
    law, and to limit the personal
    liability of the Company's directors
    and officers.

5.  Approval of stock options             FOR   AGAINST   ABSTAIN
    issued to certain executive           [ ]     [ ]       [ ]
    officers of the Company.

6.  Approval of the adoption of the       FOR   AGAINST   ABSTAIN
    Company's 1996 Directors' Stock       [ ]     [ ]       [ ]
    Option Plan.

7.  Approval of the adoption of the       FOR   AGAINST   ABSTAIN
    Company's 1997 Stock Option           [ ]     [ ]       [ ]
    Plan.

8.  In their discretion, upon such
    other business as may properly
    come before the annual meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. (If no direction is made, this proxy will be voted For Proposals 1, 2, 3, 4, 5, 6 and 7, and in the discretion of the proxies on such other business that may properly come before the meeting).

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING
THE ENCLOSED ENVELOPE.


SIGNATURE(S) ____________________________  DATE: ________________

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.